Pensions and other postretirement benefits (Details 14) - Change In Assumptions For Pension Plans [Member] - CAD CAD in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Adoption of the spot rate approach
Discount rate for current service cost under spot rate approach	4.24%	3.99%
Discount rate for interest cost under the spot rate approach	3.27%	3.99%
Discount rate for next year service cost under spot rate approach	4.11%
Discount rate for next year interest cost under spot rate approach	3.15%
Change in accounting estimate for spot rate approach for next fiscal year	In 2016, the Company adopted the spot rate approach to measure current service cost and interest cost for all defined benefit pension and other postretirement benefit plans on a prospective basis as a change in accounting estimate. In 2015 and in prior years, these costs were determined using the discount rate used to measure the projected benefit obligation at the beginning of the period. The spot rate approach enhances the precision to which current service cost and interest cost are measured by increasing the correlation between projected cash flows and spot discount rates corresponding to their maturity. Under the spot rate approach, individual spot discount rates along the same yield curve used in the determination of the projected benefit obligation are applied to the relevant projected cash flows for current service cost at the relevant maturity. More specifically, current service cost is measured using the cash flows related to benefits expected to be accrued in the following year by active members of a plan and interest cost is measured using the projected cash flows making up the projected benefit obligation multiplied by the corresponding spot discount rate at each maturity. Use of the spot rate approach does not affect the measurement of the projected benefit obligation.
Net periodic benefit cost (income) due to change in accounting estimate	CAD 130